Exhibit 99.1

PRESS RELEASE JANUARY 28, 2026

NUVISTA AND OVINTIV ANNOUNCE RECEIPT OF INVESTMENT CANADA ACT APPROVAL

CALGARY, Alberta, January 28, 2026 – NuVista Energy Ltd. (TSX: NVA) ("NuVista") and Ovintiv Inc. (NYSE, TSX: OVV) ("Ovintiv") are pleased to announce that the Government of Canada has approved the previously announced proposed acquisition of NuVista by Ovintiv, through its wholly owned subsidiary Ovintiv Canada ULC (the "Transaction"), in accordance with the terms of the Investment Canada Act.

The Transaction previously received clearance under the Competition Act (Canada) and the Court of King's Bench of Alberta has granted the Final Order in respect of the Transaction. The Transaction was approved by NuVista shareholders on January 23, 2026 and is expected to close on or about February 3, 2026, subject to the satisfaction or waiver of other customary closing conditions.

FORWARD-LOOKING INFORMATION

Certain statements contained in this news release may constitute forward-looking statements within the meaning of applicable Canadian securities laws and applicable U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or NuVista's or Ovintiv's future performance. All statements other than statements of historical fact may be forward-looking statements. The use of any of the words "estimate", "will", "would", "believe", "plan", "expected", "potential", and similar expressions are intended to identify forward-looking statements. Forward-looking statements are often, but not always, identified by such words. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. In particular, and without limiting the foregoing, this news release contains forward looking statements with respect to: the completion of the Transaction, including the satisfaction of the closing conditions and the anticipated closing date and other similar statements.

Forward-looking information contained in this news release is based on management's expectations and assumptions regarding, among other things: completion of the Transaction on the anticipated terms and timing, or at all, including the satisfaction of the conditions to closing the Transaction; the effect or outcome of litigation; the existence of any laws or material changes thereto that may adversely affect NuVista, Ovintiv or Ovintiv Canada ULC or impact the completion of the Transaction; potential adverse changes to business prospects and opportunities resulting from the announcement or completion of the Transaction; and general business, market and economic conditions. Although NuVista and Ovintiv believe that the assumptions used in such forward-looking statements and information are reasonable based on the information available as of the date such statements are made, there can be no assurance that such assumptions will be correct. Accordingly, readers are cautioned that the actual results achieved may vary from the forward-looking information provided herein and that the variations may be material. Readers are also cautioned that the foregoing list of assumptions, risks and factors is not exhaustive.

Further information regarding the assumptions and risks inherent in the making of forward-looking statements and in respect of the Arrangement will be found in the Circular, along with (i) NuVista's other public disclosure documents which are available through NuVista's website at www.nvaenergy.com. and through the SEDAR+ website at www.sedarplus.ca and (ii) Ovintiv's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and in Ovintiv's other filings made with the U.S. Securities and Exchange Commission or Canadian securities regulators.

The forward-looking information included in this news release is expressly qualified in its entirety by the foregoing cautionary statements. Unless otherwise stated, the forward-looking information included in this news release is made as of the date of this news release and NuVista and Ovintiv assume no obligation to update or revise any forward-looking information to reflect new events or circumstances, except as required by law.

FOR FURTHER INFORMATION CONTACT:

NuVista Energy Ltd. Mike J. Lawford President and CEO (403) 538-1936 Ivan J. Condic VP, Finance and CFO (403) 538-1945	Ovintiv Inc. Investor contact: (888) 525-0304 investor.relations@ovintiv.com Media contact: (403) 645-2252